Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 12, 2003, between Cambridge Heart, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the Purchasers listed on Schedule I attached hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS:

A.                                   The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

B.                                     The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, shares of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (“Series A Preferred”), and warrants to purchase shares of Series A Preferred (the “Warrants”).  The shares of Series A Preferred issuable pursuant to this Agreement are referred to herein as the “Shares.”  The shares of Series A Preferred issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.”  The Shares, the Warrants, the Warrant Shares and the shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), issuable upon conversion of the Shares or the Warrant Shares (the “Conversion Shares”) are referred to herein as the “Securities.”

C.                                     Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D.                                    All references herein to monetary denominations shall refer to lawful money of the United States of America.

NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.                                       PURCHASE AND SALE.

(a)           Purchase of Shares.  On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to the Purchasers, and each Purchaser severally agrees to purchase from the Company, that number of Shares at a purchase price of $4.42 per Share (the “Purchase Price”) as set forth opposite such Purchaser’s name on Schedule I hereto, for the aggregate purchase price and consideration set forth opposite such Purchaser’s name thereon.

(b)           Short-Term Warrants.  On the Closing Date, subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue to each of the Purchasers, other than Medtronic, Inc. (“Medtronic”), six Warrants in the form of Exhibit B hereto.  Each Warrant issued to a Purchaser pursuant to this Section 1(b) shall be exercisable for one-sixth of the aggregate number of Warrant Shares set forth opposite such Purchaser’s name on Schedule I hereto.  The Warrants issued to each Purchaser pursuant to this Section 1(b) shall have the following initial expiration dates:  September 1, 2003, October 1, 2003, November 1, 2003, December 1, 2003, January 1, 2004 and February 1, 2004.  Notwithstanding the foregoing, the Company may, in its sole discretion, upon written notice given to the Purchasers prior to the expiration date of any tranche of Warrants issued to the Purchasers pursuant to this Section 1(b), extend the expiration date of each Warrant within such tranche of Warrants to (i) March 1, 2004 for the first tranche of Warrants so extended, (ii) April 1, 2004 for the second tranche of Warrants so extended, and (iii) May 1, 2004 for the third tranche of Warrants so extended, provided, however, that the Company may extend the expiration date of any tranche of Warrants only once and, provided, further, that the Company may not extend the expiration date of more than three tranches of Warrants.

(c)           Medtronic Warrant.  On the Closing Date, subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue to Medtronic a Warrant in the form of Exhibit C hereto for the purchase of 67,873 Warrant Shares at an exercise price per Warrant Share equal to the Purchase Price.  The Warrant issued to Medtronic pursuant to this Section 1(c) shall expire on January 1, 2009.

(d)           Deliveries.  At the Closing, the Company shall deliver to each Purchaser, other than Medtronic and The Tail Wind Fund Ltd. (“Tail Wind”), (i) a duly executed certificate or certificates, (ii) duly executed Warrant agreements (in such denominations as such Purchaser may reasonably request) representing that number of Shares and Warrant Shares set forth opposite such Purchaser’s name on Schedule I and (iii) duly executed Warrant agreements (in such denominations as such Purchaser may reasonably request) pursuant to Section 1(f) below, against payment of the purchase price therefor by wire transfer, in accordance with the Company’s written wiring instructions.  At the Closing, the Company shall deliver to Medtronic (i) a duly executed certificate or certificates (in such denominations as Medtronic may reasonably request) representing that number of Shares set forth opposite Medtronic’s name on Schedule I and (ii) duly executed Warrant agreements (in such denominations as Medtronic may reasonably request) for the purchase of that number of Warrant Shares provided in Section 1(c) above, against payment of the purchase price therefor by wire transfer, in accordance with the Company’s written wiring instructions.  At the Closing, the Company shall deliver to Tail Wind (i) duly executed Warrant agreements (in such denominations as such Purchaser may reasonably request) representing that number of Warrant Shares set forth opposite such Purchaser’s name on Schedule I and (ii) duly executed Warrant agreements (in such denominations as Tail Wind may reasonably request) pursuant to Section 1(g) below.

(e)           Closing Date.  The issuance, sale and purchase of the Shares and the Warrants pursuant to Sections 1(a), 1(b) and 1(c) above shall take place at a Closing (the “Closing”).  Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the Closing shall be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, MA  02109 on the second Business Day following the date of this Agreement, or such other date and place as may be mutually agreed upon by the Company and the Purchasers.  The date on which the Closing actually occurs is referred to herein as the “Closing Date.”

(f)            Long-Term Warrants.  At the Closing, the Company shall issue to each of the Purchasers, other than Medtronic and Tail Wind, an additional Warrant in the form of Exhibit D hereto for the purchase of a number of Warrant Shares equal to 30% of the aggregate number of (i) Shares purchased at the Closing and (ii) Warrant Shares purchased pursuant to the exercise of Warrants issued pursuant to Section 1(b) above.  The Warrants issued to each Purchaser pursuant to this Section 1(f) shall expire on January 1, 2009.  The Warrants issued pursuant to this Section 1(f) shall have an exercise price per Warrant Share equal to $5.525.

(g)           Tail Wind Long-Term Warrants.  At the Closing, the Company shall issue to Tail Wind an additional Warrant in the form of Exhibit D hereto for the purchase of a number of Warrant Shares equal to 75% of the aggregate number of Warrant Shares purchased pursuant to the exercise of Warrants issued pursuant to Section 1(b) above.  The Warrant issued to Tail Wind pursuant to this Section 1(g) shall expire on January 1, 2009.  The Warrants issued pursuant to this Section 1(g) shall have an exercise price per Warrant Share equal to $5.525.

2.             PURCHASERS’ REPRESENTATIONS AND WARRANTIES.

Each Purchaser hereby severally represents and warrants to the Company as follows:

(a)           Purchase for Own Account, Etc.  Each Purchaser is purchasing the Securities for such Purchaser’s own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or pursuant to sales duly registered under the Securities Act.  Each Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of the Securities other than as contemplated by the Registration Rights Agreement.  Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchasers do not agree to hold the Securities for any minimum or other specific term and reserve the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption from the registration requirements under the Securities Act.

(b)           Accredited Investor Status.  Each Purchaser is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D, and was not organized for the purpose of this investment.

(c)           Reliance on Exemptions.  Each Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)           Information.  Each Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel.  Each Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what each Purchaser believes to be satisfactory answers to any such inquiries.  Neither such inquiries nor any other investigation conducted by the Purchasers or its counsel or any of its representatives shall modify, amend or affect the Purchasers’ right to rely on the Company’s representations and warranties contained in Section 3 below.  Each Purchaser understands that the Purchaser’s investment in the Securities involves a high degree of risk.

(e)           Governmental Review.  Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)            Transfer or Resale.  Each Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless (A) the resale of the Securities has been registered thereunder; or (B) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) the Securities are sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”); or (D) the Securities are sold or transferred to an affiliate of the Purchaser or, in the case of the Warrants, to another Purchaser, who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 2(f) and who is an Accredited Investor; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws other than pursuant to the Registration Rights Agreement.  Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations, including all applicable securities laws.

(g)           Legends.  Each Purchaser understands that until such time as the Securities have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) or otherwise may be sold by the Purchaser under Rule 144(k), certificates for the Securities may bear a restrictive legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction.  The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

The Company agrees that it shall, promptly after the Registration Statement (as defined in the Registration Rights Agreement) has been declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the Shares and Warrant Shares may be sold pursuant to the prospectus contained in the Registration Statement.  Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

The legend set forth above shall be removed and the Company shall issue (or instruct the transfer agent to issue) a certificate without such legend to the holder of any Shares  or Warrant Shares upon which it is stamped, if, unless otherwise required by state securities laws, (a) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares or Warrant Shares may be made without registration under the Securities Act; or (b) such holder provides the Company with reasonable assurances that such Shares or Warrant Shares can be sold under Rule 144(k).

(h)                                 Residency.  Each Purchaser is a resident of the jurisdiction set forth under such Purchaser’s name on Schedule I hereto.

(i)                                     Authorization; Enforcement.  Each Purchaser has full power and authority to enter into this Agreement and the Registration Rights Agreement.  This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of each Purchaser and are valid and binding agreement of each Purchaser enforceable against each Purchaser in accordance with their terms; except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors’ rights generally and general principles of equity.

The Purchasers’ representations and warranties made in Sections 2(a) through (h) are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement complies with applicable U.S. federal and state securities laws and not for any other purpose.  Accordingly, the Company hereby agrees not to rely on or utilize such representations and warranties for any other purpose.

3.                                       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser as follows, in each case, except as set forth in the Disclosure Schedule prepared by the Company and delivered concurrently herewith (which Disclosure Schedule identifies the subsection(s) of this Section 3 to which each disclosure made therein relates, and each such disclosure shall be deemed to relate only to such identified subsection(s) of this Section 3 and to such other subsections to which the applicability of such disclosure is reasonably apparent):

(a)                                  Organization and Qualification.  The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted and as now proposed to be conducted.  The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.  The Company has no subsidiaries.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify could have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on (i) the ability of the Company to perform its obligations under this Agreement, the Warrants or the Registration Rights Agreement or (ii) the business, operations, properties or financial condition of the Company.

(b)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Shares in accordance with the terms hereof, to issue the Warrant Shares upon exercise of the Warrant and to issue the Conversion Shares upon conversion of the Shares and the Warrant Shares.  The execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, any committee of the Board of Directors or the Company’s stockholders is required.  This Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or moratorium laws or other similar laws affecting creditors’ rights generally and general principles of equity.

(c)           Stockholder Authorization.  Neither the execution, delivery or performance by the Company of its obligations under this Agreement, the Warrants or the Registration Rights Agreement, nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities) requires any consent or authorization of the Company’s stockholders.

(d)           Capitalization.  The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans and the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock, is set forth on Schedule 3(d).  All shares of the Company’s capital stock have been, or upon issuance, will be, duly authorized, validly issued, fully paid, non-assessable and issued in compliance with all applicable federal and state securities laws.  No shares of capital stock of the Company (including the Shares, the Warrant Shares and the Conversion Shares) are subject to preemptive rights or any other similar statutory or contractual rights of the stockholders of the Company or any liens or encumbrances.  Except for the Securities and as set forth on Schedule 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or arrangements by which the

Company is or may become bound to issue additional shares of capital stock of the Company nor, other than in the ordinary course pursuant to the Company’s existing employee stock option plan, are any such issuances or arrangements contemplated, and (ii) except as set forth on Schedule 3(d), there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (other than the Registration Rights Agreement).  None of the anti-dilution or similar provisions contained in any of the Company’s issued and outstanding securities or instruments will be triggered by the issuance of the Securities in accordance with the terms of this Agreement and the Warrants.  The Company has made available to the Purchasers true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), and the Company’s Bylaws as in effect on the date hereof (the “Bylaws”).

(e)           Issuance of Shares.  The Securities have been duly reserved for issuance and, when issued, will be duly authorized, validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and will be free and clear of all taxes, liens, claims and encumbrances.  The issuance, sale and delivery of the Securities is not subject to any preemptive right of stockholders of the Company or lenders to the Company or any other third party, or to any right of first refusal, co-sale or other similar right in favor of any party, including stockholders of the Company, that has not been fully complied with or duly waived.

(f)            No Conflicts.  The execution, delivery and performance by the Company of this Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected.  The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and, except as could not have a Material Adverse Effect, the Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party.  The Company has no knowledge of any breach or anticipated breach by the Company or any other party to any contract or commitment to which the Company is a party, except as would not reasonably be expected to have a Material Adverse Effect.  The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, except for any failure to so comply as would not reasonably be expected to have a Material Adverse Effect.  The Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted, and has no reason to believe that it will not obtain the same with respect to its business as proposed to be conducted, which, if not obtained, would have, either individually or in the aggregate, a Material Adverse Effect.  The Company has timely filed or otherwise provided all registrations, reports, data, and other information and applications with respect to its medical device, pharmaceutical, consumer, health care, and other governmentally regulated products (the “Regulated Products”) required to be filed with or otherwise provided to the United States Food and Drug Administration (“FDA”) or any other federal, state, local, or foreign governmental or regulatory body or authority (each, a “Governmental Body”) with jurisdiction over the testing, manufacture, use, marketing or sale of the Regulated Products, has complied with all applicable requirements of the FDA or other Governmental Body with respect to the Regulated Products, and all regulatory licenses or approvals in respect thereof are in full force and effect.  All documentation, correspondence, reports, data, analyses and certifications relating to or regarding any medical devices of the Company, filed or delivered by or on behalf of the Company to any Governmental Body was true and accurate when so filed or delivered, and remains true and accurate in all material respects.  Except as specifically contemplated by this Agreement, the Warrants, the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement in accordance with the terms hereof or thereof.

(g)           SEC Documents, Financial Statements.  Since January 1, 2001, the Company has timely filed (within applicable extension periods) each annual, quarterly, current and other report, registration statement, proxy statement, schedule, form, and other document required to be filed or furnished by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act (all of the foregoing filed or furnished prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof).  As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments).  Except as set forth in the financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC on March 31, 2002 (the “2002 Form 10-K”), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(h)           Absence of Certain Changes.  Since December 31, 2002, there has been no change or development in the business, properties, operations, financial condition or results of operations of the Company which could have a Material Adverse Effect, except as disclosed in the 2002 Form 10-K.

(i)            Absence of Litigation.  Except as specifically disclosed in the 2002 Form 10-K, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, arbitrator, government agency, self-regulatory organization or body, including, without limitation, the SEC, pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its directors or officers in their capacities as such.  To the knowledge of the Company, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted could have a Material Adverse Effect on the Company.

(j)            Intellectual Property.  The Company owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge necessary for or used in the conduct of its business as now being conducted (collectively, the “Intangibles”), free and clear of any liens.  To the knowledge of the Company, the Company’s operations do not infringe and are not in conflict with any right of any other person with respect to any patent, trade secret, know-how or other intellectual property.  The Company has not received written notice of any pending conflict with or infringement upon intellectual property rights of any other person.  Except as specifically disclosed in the 2002 Form 10-K, the Company has not entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s ownership or right to use the Intangibles and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful.  The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing.  The Company has complied, in all material respects, with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses.  To the knowledge of the Company, no person, nor such person’s business or operations, is infringing on or violating the Intangibles.  The Company has made all required filings, if any, to record its interests in the Intangibles and taken reasonable actions to protect its right in the Intangibles.  All employees and consultants of the Company have signed a confidentiality and assignment of inventions agreement in a form previously made available to the Purchasers, and, to the knowledge of the Company, each such agreement is the legal, binding and enforceable obligation of such employee or consultant, except as may be limited by bankruptcy, insolvency, reorganization or moratorium laws or other similar laws affecting creditors’ rights generally or by judicial limitations on the right to specific performance or other equitable remedies.  All proprietary technical information developed by and belonging to the Company which has not been patented has been kept confidential.

(k)           Foreign Corrupt Practices. The Company has not, and to the knowledge of the Company, no director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(l)            Disclosure.  All information relating to or concerning the Company set forth in this Agreement or provided to the Purchasers in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or its business, properties, operations or financial condition, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company under the Exchange Act.

(m)          Acknowledgment Regarding Purchasers’ Purchase of the Securities.  The Company acknowledges and agrees that the Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchasers is “arms-length” and, except for the Purchasers’ representations and warranties in Section 2 hereof, any statement made by any Purchaser or any of their representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Securities and has not been relied upon by the Company, its officers or directors in any way.  The Company further acknowledges that the Company’s decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

(n)           Intentionally Omitted.

(o)           No General Solicitation.  Neither the Company nor any distributor participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any “general solicitation,” as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

(p)           No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause the offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, the result of such integration which would require registration under the Securities Act, or any applicable stockholder approval provisions.

(q)           No Brokers.  The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

(r)            Intentionally Omitted.

(s)           Title.  The Company owns no real property.  The Company has good and merchantable title to all personal property and other assets reflected in the 2002 Form 10-K free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and assets and do not materially interfere with the use made and proposed to be made of such property by the Company.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such real property and facilities by the Company.

(t)            Tax Status.  The Company has timely made or filed all foreign, U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, as well as any other taxes and other governmental assessments and charges which have become due or payable, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes, assessments, charges or penalties claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax.  None of the Company’s tax returns are presently being audited by any taxing authority.

(u)           Key Employees.  Each of the Company’s directors, officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the SEC Documents.  To the Company’s knowledge, no employee is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each employee does not subject the Company to any material liability with respect to any of the foregoing matters.  No Key Employee has, to the  knowledge of the Company, any intention to terminate or limit his employment with, or services to, the Company, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services.  “Key Employee” means the persons listed on Schedule 3(u).

(v)           Insurance.  The Company has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed and sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties as are customarily carried by persons engaged in the same or similar business as the Company.  No event has occurred that could give rise to a material default under any such policy.

(w)          Environmental Matters.  There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any partnership or joint venture currently or at any time affiliated with the Company.  No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that could involve a material capital expenditure by the Company or that could otherwise have a Material Adverse Effect.  No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws.  The environmental compliance programs and activities of the Company comply in all material respects with all environmental laws, whether federal, state or local, currently in effect.  As used herein, “Hazardous Substances” means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

(x)            Investment Company.  The Company is not, and is not controlled by or under common control with an affiliate of an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y)           Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(z)            Application to Takeover Protection.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or the laws of the state of incorporation which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement.  None of the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement will trigger any “poison pill” provisions of any of the Company’s stockholders’ rights plans or similar arrangements.

4.             COVENANTS.

(a)           Best Efforts.  The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

(b)           Form D: Blue Sky Laws.  The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to the Purchasers promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.  Within ten (10) days after the Closing Date, the Company shall file a Current Report on Form 8-K concerning this Agreement and the transactions contemplated hereby and attach this Agreement as an exhibit thereto.

(c)           Reporting Status.  So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC, and furnish such other documents required to be furnished by the SEC, pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

(d)           Use of Proceeds.  The Company shall use the proceeds from the sale of the Securities as set forth in Schedule 4(d).

(e)           MASTER Study.  If the Company, at any time during the thirty (30) months following the Closing Date (the “MASTER Study Term”), effects or agrees to effect any sale of the Company to any person or entity by means of a consolidation, merger, sale of all or substantially all of its assets or any similar transaction or series of related transactions, then the Company or the successor entity shall immediately prior to the consummation thereof pay to Medtronic in immediately available funds the sum of Two Million Five Hundred Thousand Dollars ($2,500,000), unless the successor entity agrees by written instrument reasonably satisfactory to Medtronic to provide, for the duration of the MASTER Study Term, support for the Microvolt T-Wave Alternans Testing for Risk Stratification of Post MI Patients clinical study in substantially the same manner and at the same level as provided by the Company prior to the consummation of such transaction.  Such support shall include continued technical support, clinician training and supply of Company products at prices and on terms consistent with the Heartwave Price Schedule provided to Medtronic with respect to such study prior to the date hereof.

(f)            Expenses.  The Company shall pay to Belmont Capital (“Belmont Capital”) at the Closing up to $10,000 for the reasonable out-of-pocket expenses incurred by Belmont Capital and its advisors in connection with the negotiation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith (“Expense Payment”); provided, however, that Belmont Capital shall be permitted to deduct the Expense Payment from the purchase price payable by Belmont Capital hereunder.  The Company shall pay to legal counsel to Medtronic at the Closing Thirty Thousand Dollars ($30,000) for fees and expenses associated with Medtronic’s investment in, and other proposed transactions with, the Company.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(g)           Board Observation Rights.

(i)            For so long as the Purchasers other than Medtronic and Tail Wind (the “Belmont Group”) (together with its affiliates) beneficially owns at least an aggregate of 2,000,000 shares of the Company’s Common Stock (assuming exercise of the Warrants and conversion of Series A Preferred to Common Stock), (A) the Company shall deliver to the Belmont Group, at the same time and in the same manner as such information is supplied to members of the Company’s Board of Directors, (1) written notice of all meetings of the Company’s Board of Directors, including without limitation, telephonic meetings, and all agendas and other information distributed in connection with such meetings, (2) all written actions and consents prepared for distribution to and consideration by the Company’s Board of Directors, together with all information distributed in connection with such written actions and consents, and (3) minutes of all meetings of the Company’s Board of Directors, and (B) one representative designated by the Belmont Group shall be permitted to attend, in a non-voting capacity, all meetings of the Company’s Board of Directors.  The Company shall make reasonable efforts to permit such representative to participate in meetings by telephone if such representative is unable to attend in person.  Notwithstanding the provisions of this Section 4(g)(i), the Belmont Group representative shall be excluded from such portions of the Board of Directors meeting that he or she is attending if the Board of Directors so requests after determining in good faith that such exclusion is necessary to preserve the attorney-client privilege, to prevent a conflict of interest or to prevent such Belmont Group representative’s participation in discussions relating to disputes with the Belmont Group and/or its affiliates.

(ii)           For so long as Medtronic (together with its affiliates) beneficially owns at least an aggregate of 2,000,000 shares of the Company’s Common Stock (assuming exercise of the Warrants and conversion of Series A Preferred to Common Stock), (A) the Company shall deliver to Medtronic, at the same time and in the same manner as such information is supplied to members of the Company’s Board of Directors, (1) written notice of all meetings of the Company’s Board of Directors, including without limitation, telephonic meetings, and all agendas and other information distributed in connection with such meetings, (2) all written actions and consents prepared for distribution to and consideration by the Company’s Board of Directors, together with all information distributed in connection with such written actions and consents, and (3) minutes of all meetings of the Company’s Board of Directors, and (B) one representative designated by Medtronic shall be permitted to attend, in a non-voting capacity, all meetings of the Company’s Board of Directors.  The Company shall make reasonable efforts to permit such representative to participate in meetings by telephone if such representative is unable to attend in person.  Notwithstanding the provisions of this Section 4(g)(ii), the Medtronic representative shall be excluded from such portions of the Board of Directors meeting that he or she is attending if the Board of Directors so requests after determining in good faith that such exclusion is necessary to preserve the attorney-client privilege, to prevent a conflict of interest or to prevent such Medtronic representative’s participation in discussions relating to disputes with Medtronic and/or its affiliates.

(h)           Reservation of Shares.  The Company shall at all times have authorized and reserved for issuance (i) a sufficient number of shares of Series A Preferred to provide for the issuance of the Warrant Shares upon exercise of the Warrants, and (ii) a sufficient number of shares of Common Stock to provide for the issuance of the Conversion Shares upon conversion of the Shares and the Warrant Shares.

(i)            Listing. The Company will use its commercially reasonable efforts to continue the listing and trading of its Common Stock on the Nasdaq National Market (“NNM”), the Nasdaq SmallCap Market (“SmallCap”), the New York Stock Exchange (“NYSE”), the OTC Bulletin Board or successor entity (e.g., BBX Market) (“OTCBB”) or the American Stock Exchange (“AMEX”) and will comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable.  The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on OTCBB or, if applicable, any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

(j)            Corporate Existence.  So long as any Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the Warrants, the Registration Rights Agreement and the agreements and instruments entered into in connection herewith and therewith and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity is a publicly traded corporation whose common stock is listed for trading on NNM, the SmallCap, the NYSE, the OTCBB or the AMEX.

(k)           No Integrated Offerings.  The Company shall not make any offers or sales of any security under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

(l)            Legal Compliance.  The Company shall conduct its business in material compliance with all laws, ordinances or regulations of governmental entities applicable to such business.

(m)          Inspection of Properties and Books.  So long as any Purchaser shall hold any Securities, such Purchasers and its representatives and agents (collectively, the “Inspectors”) shall have the right upon reasonable notice to the Company and during business hours, at the Purchasers’ expense, to visit and inspect any of the properties of the Company, to examine the books of account and records of the Company, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as the Purchasers may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Purchasers) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (b) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.

5.             TRANSFER AGENT INSTRUCTIONS.

(a)           The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Shares and, upon exercise of the Warrants, the Warrant Shares and, upon conversion of the Shares and Warrant Shares, the Conversion Shares in such denominations as specified by such Purchaser to the Company.

(b)           The Company warrants that no instruction other than the instructions referred to in this Agreement, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement.

(c)           If a Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or a Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144, the Company shall permit the transfer.

6.             CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares and the Warrants to the Purchasers hereunder is subject to the satisfaction, at or before the Closing of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived in writing by the Company at any time in its sole discretion:

(a)           Each of the Purchasers shall have executed this Agreement and the Registration Rights Agreement, and delivered executed original copies of the same to the Company.

(b)           Each Purchaser shall have delivered the purchase price set forth opposite its name on Schedule I hereto for the Shares and the Warrants being purchased by it at the Closing in accordance with Section 1(b) above.

(c)           The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

(d)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

7.                                       CONDITIONS TO THE PURCHASERS’ OBLIGATION TO PURCHASE.

The obligation of the Purchasers hereunder to purchase the Shares and the Warrants from the Company hereunder is subject to the satisfaction, at or before the Closing of each of the following conditions, provided that such conditions are for the Purchasers’ sole benefit and may be waived in writing by the Purchasers at any time in the Purchasers’ sole discretion:

(a)           The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered executed original copies of the same to the Purchasers.

(b)           Each Purchaser shall have delivered the aggregate purchase price set forth opposite its name on Schedule I hereto for the Shares and the Warrants being purchased by it at the Closing in accordance with Sections 1(a), 1(b) and 1(c) above and the Company shall have delivered to the Purchasers duly executed certificates and duly executed Warrant agreements (each in such denominations as each Purchaser shall reasonably request) representing the Shares and the Warrants being so purchased by the Purchasers at the Closing in accordance with Section 1(b) and Section 1(c) above.

(c)           The Common Stock shall be listed on the OTCBB and trading in the Common Stock (or the OTCBB generally) shall not have been suspended.

(d)           The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.  The Purchasers shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by the Purchasers.

(e)           No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(f)            The Purchasers shall have received an opinion of Hale and Dorr LLP, dated as of the Closing Date in substantially the form of Exhibit E attached hereto.

(g)           There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, financial condition or results of operations of the Company since the date hereof, and no information, of which the Purchasers are not currently aware, shall have come to the attention of the Purchasers that is materially adverse to the Company.

(h)           The Secretary of the Company shall deliver to the Purchasers at the Closing a certificate stating that all Board of Directors and stockholder approvals necessary to authorize the performance by the Company of its obligations contemplated by this Agreement have been obtained and attaching thereto: (i) a copy of the Certificate of Incorporation (with any and all certificates of designation) and the Bylaws (as amended through the date of the Closing), certified by the Secretary of the Company as the true and correct copies thereof as of the Closing; and (ii) a copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company, authorizing the execution and delivery of this Agreement and the Registration Rights Agreement, the issuance of the Securities and other matters contemplated hereby.

8.                                       GOVERNING LAW; MISCELLANEOUS.

(a)           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.  The Company and the Purchasers irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Purchasers  irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon the other party mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding.  Nothing herein shall affect the right of the parties to serve process in any other manner permitted by law.  The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b)           Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.  In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page or pages hereof to be physically delivered to the other party within five (5) business days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

(c)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e)           Entire Agreement; Amendments.  This Agreement and the agreements and instruments referenced herein contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers.

(f)            Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

Cambridge Heart, Inc.

1 Oak Park Drive

Bedford, MA  01730

Telephone:  (781) 271-1200

Facsimile:  (781) 271-8431

Attn:  President

with a copy simultaneously transmitted by like means to:

Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Telephone:  (617) 526-6000

Facsimile:  (617) 526-5000

Attn:  John A. Burgess, Esq.

If to a Purchaser, as set forth on such Purchaser’s execution page hereto.

Each party shall provide notice to the other party of any change in address.

(g)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  The Company may not assign this Agreement or any rights or obligations hereunder.  The Purchasers may assign and transfer some or all of their rights hereunder and some or all of the Securities without the prior consent of the

Company.  Notwithstanding anything to the contrary contained in this Agreement, the Warrants or the Registration Rights Agreement, the Securities may be pledged and all rights of a Purchaser under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser’s margin or brokerage account, subject to compliance with applicable laws, rules and regulations, including all applicable securities laws.

(h)           Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)            Survival.  Except where a longer period is required hereunder, the representations and warranties and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 hereof shall survive for two (2) years following the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers.  Moreover, none of the representations and warranties made by one party herein shall act as a waiver of any rights or remedies the other party may have under applicable U.S. federal or state securities laws.  The Company shall indemnify and hold harmless the Purchasers and each of the Purchasers’ officers, directors, employees, partners, members, agents and affiliates for all losses or damages (including without limitation reasonable attorneys’ fees) arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including without limitation the advancement of expenses as they are incurred.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8(i) shall be the same as those set forth in Sections 6(a) and 6(c) of the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and the Company’s right to assume the defense of claims.

(j)            Publicity.  The Company, Medtronic and Belmont Capital shall have the right to approve before issuance any press releases, Current Reports filed on Form 8-K, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Medtronic or Belmont Capital, to make any press release or Current Report filed on Form 8-K with respect to such transactions as is required by applicable law and regulations (although the Company shall use commercially reasonable efforts to consult with Medtronic and Belmont Capital in connection with any such press release and filing prior to its release and shall provide Medtronic and Belmont Capital with copies thereof).  The Company shall issue a press release announcing the closing of this transaction within three (3) business days of the Closing Date.

(k)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)            Termination.  In the event that the Closing shall not have occurred on or before May 31, 2003 unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.  Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

(m)          Joint Participation in Drafting.  Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Warrants and the Registration Rights Agreement.  As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(n)           Exculpation Among Purchasers.  Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment decision to invest in the Company.  Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken, or for any failure to act, by any of them in connection with the purchase of the Securities.

(o)           For purposes hereof, “Business Day” means any day except Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close by law.

(p)           For purposes hereof, “knowledge of the Company” means (i) the actual knowledge of David A. Chazanovitz, Robert B. Palardy, Robert LaRoche, Kevin S. Librett or James W. Sheppard and (ii) that knowledge which such persons could have obtained if they had made the due inquiry and exercised the due diligence that a prudent business person would have made or exercised with respect to the management of his or her business affairs.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

/s/ Robert P. Khederian
Robert P. Khederian

RESIDENCE:	Massachusetts

ADDRESS:	200 Pond Road
Wellesley, Massachusetts 02482
Telephone:
Telecopy:
Attention: Robert P. Khederian

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

MEDTRONIC, INC.

By:	/s/ Michael D. Ellwein
Name: Michael D. Ellwein
Title: Vice President and Chief Development Officer

STATE OF INCORPORATION:       Minnesota

ADDRESS:	World Headquarters
710 Medtronic Parkway
Minneapolis, Minnesota 55432-5604
Telephone:
Telecopy: 763-572-5459

With separate copies addressed to:

World Headquarters
710 Medtronic Parkway
Minneapolis, Minnesota 55432-5604
Telephone:
Telecopy: 763-572-5459
Attention: General Counsel

World Headquarters
710 Medtronic Parkway
Minneapolis, Minnesota 55432-5604
Telephone:
Telecopy: 763-505-2542
Attention: Vice President and Chief Development Officer

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

THE TAIL WIND FUND LTD.

By:	TAIL WIND ADVISORY AND MANAGEMENT
LTD., as investment manager

	By:	/s/ David Crook
Name: David Crook
Title:

PLACE OF ORGANIZATION:  British Virgin Islands

ADDRESS:	The Tail Wind Fund Ltd.
c/o Tail Wind Advisory and Management Ltd.
1 Regent Street, 1st Floor
London, SW1Y 4NS UK
	Attn:	David Crook
Telephone: 44-207-468-7660
Telecopy: 44-207-468-7657

With a copy to:

Peter J. Weisman, P.C.
444 East 82nd Street, Ste. 19C
New York, New York 10028
	Attn:	Peter J. Weisman, Esq.
Telephone: 212-535-7818
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

BLUMBERG LIFE SCIENCES FUND LTD.

By:	/s/ Laurence Blumberg
Name: Laurence Blumberg
Title: President

PLACE OF ORGANIZATION:  British Virgin Islands

ADDRESS:	Blumberg Life Sciences Fund Ltd.
c/o Citco Fund Services Ltd.
West Bay Road
Grand Cayman Island
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

BLUMBERG LIFE SCIENCES FUND LP

By:	/s/ Laurence Blumberg
Name: Laurence Blumberg
Title: President

STATE OF INCORPORATION:  Delaware

ADDRESS:	Blumberg Life Sciences Fund LP
c/o Blumberg Capital Management LLC
153 East 53rd Street, 48th Floor
New York, NY 10022
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

/s/ Eric Hecht
Eric Hecht

RESIDENCE:	Florida

ADDRESS:	300 South Pointe Drive
Apt. 3402
Miami Beach, FL 33139
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

/s/ J. Leighton Read, M.D.
J. Leighton Read, M.D.

RESIDENCE:	California

ADDRESS:	c/o Alloy Ventures
480 Cowper St., 2nd Floor
Palo Alto, CA 94301
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

/s/ David C. Poole
David C. Poole

RESIDENCE:	Massachusetts

ADDRESS:	47 Carisbrooke Road
Wellesley, MA 02481
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

/s/ Brian Trumbore
Brian Trumbore

RESIDENCE:	New Jersey

ADDRESS:	6 Murray Hill Manor
New Providence, NJ 07974-1558
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

T-WAVE INVESTORS, L.P.

By:	/s/ Mark Shapiro
Name: Mark Shapiro
Title: General Partner

STATE OF INCORPORATION: Delaware

ADDRESS:	T-Wave Investors, L.P.
c/o Wardenclyffe Group, Inc.
370 Lexington Avenue, 19th Floor
New York, NY 10017
Telephone:
Telecopy:
Attention: Mark Shapiro

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

LEAF OFFSHORE INVESTMENT FUND LTD.

By:	/s/ Seymour L. Goldblatt
Name: Seymour L. Goldblatt
Title: President, S Squared Technology

PLACE OF ORGANIZATION:  Cayman Islands

ADDRESS:	Leaf Offshore Investment Fund Ltd.
S Squared Technology Corp.
515 Madison Avenue., 42nd Floor
New York, NY 10022
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

THE AFB FUND, LLC

By:	/s/ Louis Blumberg
Name: Louis Blumberg
Title: Manager

STATE OF INCORPORATION:  New Jersey

ADDRESS:	The AFB Fund, LLC
c/o Blumberg & Frelich Equities
2050 Center Avenue
Fort Lee, NJ 07024
Telephone:
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

PROMED PARTNERS, L.P.

By:	/s/ David B. Musket
Name: David B. Musket
Title: Managing Member

STATE OF INCORPORATION: Delaware

ADDRESS:	ProMed Partners, L.P.
c/o David B. Musket
ProMed Partners
125 Cambridgepark Drive
Cambridge, MA 02140
Telephone: (617) 441-0259
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

PROMED OFFSHORE FUND, LTD.

By:	/s/ David B. Musket
Name: David B. Musket
Title: Managing Member

PLACE OF ORGANIZATION:

ADDRESS:	ProMed Partners, L.P.
c/o David B. Musket
ProMed Partners
125 Cambridgepark Drive
Cambridge, MA 02140
Telephone: (617) 441-0259
Telecopy:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASER:

/s/ David B. Musket
David B. Musket

RESIDENCE:	Massachusetts

ADDRESS:	ProMed Partners
125 Cambridgepark Drive
Cambridge, MA 02140
Telephone: (617) 441-0259
Telecopy:

[Signature page to Securities Purchase Agreement]

SCHEDULE I

Purchaser	Number of Shares Being Purchased	Aggregate Purchase Price	Aggregate Short-Term Warrant Shares

AFB Fund LLC	90,497	$399,996.74	135,744

Blumberg Life Sciences Fund Ltd.	3,243	$14,334.06	4,860

Blumberg Life Sciences Fund L.P.	23,906	$105,664.52	35,856

Eric Hecht	4,524	$19,996.08	6,786

J. Leighton Read, M.D.	4,524	$19,996.08	6,786

David C. Poole	22,624	$99,998.08	33,936

Brian Trumbore	22,624	$99,998.08	33,936

T-Wave Investors, L.P.	90,497	$399,996.74	135,744

Leaf Offshore Investment Fund LTD	45,248	$199,996.16	67,872

ProMed Partners, L.P.	38,461	$169,997.62	57,690

ProMed Offshore Fund, Ltd.	6,787	$29,998.54	10,176

David B. Musket	13,574	$59,997.08	20,358

Robert P. Khederian	104,072	$459,998.24	156,108

Medtronic, Inc.	226,244	$999,998.48	Not Applicable

The Tail Wind Fund Ltd.	Not Applicable	Not Applicable	67,872

TOTAL:	696,825	$3,079,966.50	773,724